UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 25, 2006
(Date of earliest event reported)

GS Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

Delaware	333-132809-13	13-3387389
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 Broad Street, New York, New York	10004
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (212) 902-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Amendment No. 2 dated as of August 25, 2006 to Pooling and Servicing Agreement, dated as of June 1, 2006, among GS Mortgage Securities Corp., as depositor, IndyMac Bank, F.S.B., as a servicer, American Home Mortgage Servicing, Inc., as a servicer, Ocwen Loan Servicing, LLC, as a servicer, Wells Fargo Bank, N.A., as securities administrator and as master servicer, and Deutsche Bank National Trust Company, as trustee.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable

(b)          Not applicable

(c)           Exhibits:

1. Amendment No. 2 dated as of August 25, 2006 to Pooling and Servicing Agreement, dated as of June 1, 2006, among GS Mortgage Securities Corp., as depositor, IndyMac Bank, F.S.B., as a servicer, American Home Mortgage Servicing, Inc., as a servicer, Ocwen Loan Servicing, LLC, as a servicer, Wells Fargo Bank, N.A., as securities administrator and as master servicer, and Deutsche Bank National Trust Company, as trustee.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GS MORTGAGE SECURITIES CORP.
By: /s/ Chris Gething Name: Chris Gething Title: Vice President

Dated: August 29, 2006